Exhibit 10.6

REPUBLICA FEDERATIVA DO BRASIL
Estado de Slio Paulo
JORGE ROGERIO PENHA RODRIGUES
Tradutor Publico e Interprete Comercial do Idioma Ingles
Matriculado na Junta Comercial do Estado de Silo Paulo sob 0 numero 1876 em 13 de maio de 2016
Rua Princesa Isabel, 90 - apto. 33 - Itarare - Slio Vicente/SP - CEP: 11320-310 - Brasil
Telefone: (13) 3304-9694 - E-mail: jorgerpr@uol.com.br
Traducao N° 0080	Livro: 001	Folha: 256	Data: 24 de agosto de 2016.

I, the undersigned Sworn Translator and Commercial Interpreter, duly enrolled with the Business Registry of the State of Sao Paulo, Federative Republic of Brazil, under number 1876, do hereby certify this to be the faithful translation of a document written in Portuguese, which I translate into English as follows:

SERVICE AGREEMENT

IDENTIFICATION OF THE PARTIES

CONTRACTING PARTY: Mineração Júpiter Ltda., with its head office at Rua Vereador João Alves Praes, No. 95-A, downtown, O1hos D'Água, State of Minas Gerais, Zip Code 39.398-000, Federal Taxpayer ID CNPJ No. 24.359.709/0001-46, and State Enrollment No. 31210594140, herein represented by its attorney, Dr. MANOEL HENRIQUE COSTA ANDRADE, Brazilian, single, lawyer, Brazilian Bar Association, Minas Gerais Chapter (OAB/MG), 114466, with an address at Rua Hélio Carneiro, No. 13, Downtown, Bocaiúva, State of Minas Gerais, Zip Code 39.390-000;

CONTRACTOR: José André Coimbra Sobrinho, Brazilian, married, businessman, Identity Card No. MG 2.943.644, Federal Taxpayer ID CPF No. 411.624.631-04, residing and domiciled at Av. Cuia Mangabeira. No. 955, neighborhood Sto. Expedito, Montes Claros, State of Minas Gerais, Zip Code 39.401.001.

The parties identified above agree to enter this Agreement for the Provision of Free-Lance Professional Technical Services (hereinafter "AGREEMENT"), that shall be governed by the following clauses and by the price conditions and payment terms described herein.

CLAUSE ONE.
This Agreement has as its purpose the manufacture of a full gold plant, to be delivered at Mineração Duas Barras, located at Fazenda Barra Rica, rural area of the city of Olhos D'Agua, State of Minas Gerais, according to the previously approved Design attached hereto ("EXHIBIT"), which is an integral part hereof.

CLAUSE TWO.

INSCRIOES: RG 29.368.955-6 SSP-SP           -           CPFIMF 732.168.600-00           -           INSS 1.133.095.576-0           -           PMSV (ISSQN) 446925

Exhibit 10.6 -- Page 1

REPUBLICA FEDERATIVA DO BRASIL
Estado de Slio Paulo
JORGE ROGERIO PENHA RODRIGUES
Tradutor Publico e Interprete Comercial do Idioma Ingles
Matriculado na Junta Comercial do Estado de Silo Paulo sob 0 numero 1876 em 13 de maio de 2016
Rua Princesa Isabel, 90 - apto. 33 - Itarare - Slio Vicente/SP - CEP: 11320-310 - Brasil
Telefone: (13) 3304-9694 - E-mail: jorgerpr@uol.com.br
Traducao N° 0080	Livro: 001	Folha: 256	Data: 24 de agosto de 2016.

The gold plant shall be delivered within a term of forty-five (45) days, counted from the date this Agreement is entered.

CLAUSE THREE.
The CONTRACTOR hereby authorizes the Manager, Éder Patrick Soares de Araújo, designated by the CONTRACTING PARTY to directly accompany the manufacturer regarding the delivery of the materials and performance of the manufacturing services.

CLAUSE FOUR.
The price for the manufacture and delivery of the gold plant is twenty-three thousand Brazilian Reals (R$ 23,000.00), according to the attached design.

CLAUSE FIVE
The payment shall be made as follows:
1) Within two (2) business days after this Agreement is entered, a down payment of 25% of the amount, equal to five thousand and seven hundred and fifty Brazilian Reals (R$ 5,750.00);

2) Within thirty (30) business days after this Agreement is entered, an installment of 25% of the total amount, therefore, equal to five thousand and seven hundred and fifty Brazilian Reals (R$ 5,750.00);

3) Upon delivery of the gold plant and verification of correct operation thereof, the remaining 50% of the total amount, equal to eleven thousand and five hundred Brazilian Reals (R$ 11,500.00).

CLAUSE SIX.
The late payment of the installments set forth in Clause Five shall entail the application of a 10% (ten percent) penalty on the amount overdue, plus interest and adjustment for inflation according to the official rates. Within 90 days, up to December 31, 2016, in case the payment is not made, the gold plant shall be taken back.

CLAUSE SEVEN.
The late delivery of the gold plant, after the term of 45 days from the execution hereof, shall entail a 5% discount from the total amount (R$ 1,150.00) diminished from the final installment. A delay exceeding 10 days shall entail an additional discount of 5% (R$ 1,150.00), and thus, subsequently every 10 days, until the delivery of the gold plant takes place and the correct operation thereof is verified.

INSCRIOES: RG 29.368.955-6 SSP-SP           -           CPFIMF 732.168.600-00           -           INSS 1.133.095.576-0           -           PMSV (ISSQN) 446925

Exhibit 10.6 -- Page 2

REPUBLICA FEDERATIVA DO BRASIL
Estado de Slio Paulo
JORGE ROGERIO PENHA RODRIGUES
Tradutor Publico e Interprete Comercial do Idioma Ingles
Matriculado na Junta Comercial do Estado de Silo Paulo sob 0 numero 1876 em 13 de maio de 2016
Rua Princesa Isabel, 90 - apto. 33 - Itarare - Slio Vicente/SP - CEP: 11320-310 - Brasil
Telefone: (13) 3304-9694 - E-mail: jorgerpr@uol.com.br
Traducao N° 0080	Livro: 001	Folha: 256	Data: 24 de agosto de 2016.

CLAUSE EIGHT.
The parties elect the court jurisdiction of Montes Claros, State of Minas Gerais, for solving the issues arising hereof.

In witness whereof, the parties sign this instrument in two equal copies of same content, in the presence of two witnesses, binding themselves and their successors;

Montes Claros, August 12, 2016.

[Signed.],
Contracting Party

[Signed],
Contractor

[Signed],
Witness
Federal Taxpayer ID: 027.567.086-40

[Signed],
Witness
Federal Taxpayer ID: 088.049.856-07

[Stamp:] 1st Notary Public Office. I hereby certify the signature of Manoel Henrique Costa Andrade. In witness whereof, I certify. Minas Gerais, August 15, 2016. [Signed]. [Certification stamp No. CDB 86962.]

[Stamp:] 2nd Notary Public Office. Av. Cuia Mangabeira, 290. Montes Claros, State of Minas Gerais. Zip Code 39401-001 – Phone: +55 38 3221-1548 – 3221-2626. www.cartoriodosegundooficio.com.br. I hereby certify the signature of Jose André Coimbra Sobrinho. Date/Time: August 15, 2016. 8:55:08 AM. I certify. Priscila Cristal de Souza Ribeiro Rodrigues. [Signed], Stamp CCY06440. [Emoluments paid.] [Certification sticker No. CCY 06440.]

INSCRIOES: RG 29.368.955-6 SSP-SP           -           CPFIMF 732.168.600-00           -           INSS 1.133.095.576-0           -           PMSV (ISSQN) 446925

Exhibit 10.6 -- Page 3

REPUBLICA FEDERATIVA DO BRASIL
Estado de Slio Paulo
JORGE ROGERIO PENHA RODRIGUES
Tradutor Publico e Interprete Comercial do Idioma Ingles
Matriculado na Junta Comercial do Estado de Silo Paulo sob 0 numero 1876 em 13 de maio de 2016
Rua Princesa Isabel, 90 - apto. 33 - Itarare - Slio Vicente/SP - CEP: 11320-310 - Brasil
Telefone: (13) 3304-9694 - E-mail: jorgerpr@uol.com.br
Traducao N° 0080	Livro: 001	Folha: 256	Data: 24 de agosto de 2016.

[Stamp:] Certification. This is a true and correct copy according to article 7, V, Law No. 8.935, of Nov 18, 1994, I certify this copy, which is a true and correct copy of the original. August 16, 2016. [Signed], Priscila Cristal de S. R. Rodrigues, Clerk. [Certification stickers No. CPI 29662 and 29663.]
____________________________________________________________________________________

0[Exhibit:]

Gold Plant Design

Manufacture by Andre Pinheiro

Plant Model

[This exhibit contains a design, with the following text:]

Feeder
Remarks: Only sand can goes through
Trommel
Cone Gold Separator [Ourocone]

Measurement of the Tools

Feeder: 2.90 x 2.50
Total area: 10.5 m2

Conduit
We will need conduit for:
Feeder for the trommel
Trommel to the cone gold separator
20 meters of conduit

INSCRIOES: RG 29.368.955-6 SSP-SP           -           CPFIMF 732.168.600-00           -           INSS 1.133.095.576-0           -           PMSV (ISSQN) 446925

Exhibit 10.6 -- Page 4

REPUBLICA FEDERATIVA DO BRASIL
Estado de Slio Paulo
JORGE ROGERIO PENHA RODRIGUES
Tradutor Publico e Interprete Comercial do Idioma Ingles
Matriculado na Junta Comercial do Estado de Silo Paulo sob 0 numero 1876 em 13 de maio de 2016
Rua Princesa Isabel, 90 - apto. 33 - Itarare - Slio Vicente/SP - CEP: 11320-310 - Brasil
Telefone: (13) 3304-9694 - E-mail: jorgerpr@uol.com.br
Traducao N° 0080	Livro: 001	Folha: 256	Data: 24 de agosto de 2016.

Trommel
Trommel
Diameter: 0.0 x 1.0 sieve area with extension of 1.20 m

Materials to be taken at MDB:
Roller Bearings
Reducer
Electric Motor

André Pinheiro has charged R$ 23,000.00 (twenty-three thousand Brazilian Reals) for making the gold plant. This price already includes the freight of the plant to MDB.
After the agreement for the manufacture of the plant is entered, the term for delivery of the plant at MDB will be 45 days.
A term of 15 days is required for arrival of the material, cutting, calendering and machining.
The service will be performed at Usinorte.
The assemblage of the plant at MDB shall be MDB's responsibility.
Andre committed to help us to search a 60 CV generator. He said that it must cost about R$ 20,000.00 to R$ 25,000.00.

[Stamp:] Certification. This is a true and correct copy according to article 7, V, Law No. 8.935, of Nov 18, 1994, I certify this copy, which is a true and correct copy of the original. August 16, 2016. [Signed], Priscila Cristal de S. R. Rodrigues, Clerk. [Certification sticker No. CPI 29664.]

NOTHING ELSE was contained in the document submitted, which I return with this faithful translation.  In witness whereof, I have hereunto set my seal of office and signed it.  Sao Vicente, State of Sao Paulo, August 24th, 2016.

Exhibit 10.6 -- Page 5